SUPPLEMENT DATED OCTOBER 5, 2015
 to

TO PROSPECTUS DATED MAY 1, 1997
FOR NEW YORK PREFERRED ADVISOR

ISSUED BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
 VARIABLE ACCOUNT K

Effective immediately, the following changes have been made to the Prospectuses and Statements of Additional Information listed above.

The Service Office mailing address is changed to:

Liberty Life Assurance Company of Boston
P.O. Box 758581
Topeka, Kansas 66675-8581

The Service Office overnight mailing address is:

Liberty Life Assurance Company of Boston
Mail Zone 581
5801 S.W. 6th Avenue
Topeka, Kansas 66636

The customer service telephone number is changed to:

(877) 253-2323

Clarendon Insurance Agency, Inc. ("Clarendon") is the principal underwriter for the contract. The address for Clarendon is: 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

Please retain this supplement with your prospectus for future reference.